DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:

  We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. for the 12-month period ended September 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.14% .* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $0.600 per share.** This is equivalent to a Federally tax-free distribution rate per share of 6.19%.***

THE ECONOMY

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

  So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2% . After-tax income is growing. Of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs have been created at a robust pace.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two-thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in foreign demand. Aside from this "erosion at the edges" as Chairman Greenspan describes it, layoffs on a broader scale--a factor that could weaken consumer resolve to spend--so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The recent interest rate reduction was an initial step toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET ENVIRONMENT

Conditions in the fixed income markets during the past twelve months have been very dynamic. The normal economic fundamentals that exert the greatest influence on the direction of interest rates have taken a backseat to other influences. Price movements have often resulted from factors that are difficult to discern. Most investors have seen, and perhaps felt, the effects of the Asian and emerging market crises on stocks; it has only come to light in recent weeks how dramatic the impact could be on the bond markets. Generally, the various market sectors respond similarly to economic and other news by moving in the same direction - though not necessarily at the same pace. However, these are not normal times. Fear of a widening crisis in the foreign markets has pushed more investors to the relative safety of U.S. Treasury bonds. Compounding the problem are substantial hedge fund positions involving complex transactions. The rapid rise in U.S. Treasury prices has forced the unwinding of many of these positions which, in turn, occasionally has disrupted the fixed income market.

  It is difficult to anticipate when the markets will return to more normal conditions. The bond markets continue to be driven by foreign events and hedge funds' deleveraging needs. Mindful of these forces and the prospects for softening in the domestic economy, it appears that the Fed will have to maintain an accommodative bias in its conduct of monetary policy.

  The impact on municipal securities has generally been positive. Yields have moved lower throughout the past year, though the path down has not been a smooth one. With stock prices experiencing significant erosion, more signals of a slowing economy, and the consensus view that the Fed will act again to lower short-term interest rates, we believe that the merits of owning tax-exempt securities are compelling. For example, some "AAA"-rated municipal bonds are yielding nearly 100% of taxable U.S. Treasury bonds. Furthermore, while the supply of newly issued municipal securities have been marketed at a near record level in 1998, future projections call for a curtailment in the quantity of new issues.

PORTFOLIO FOCUS

  In managing the Fund, the generation of income exempt from Federal income tax is a principal focus. In the current market environment, because of the narrowing yield differentials between the highest quality and lower rated tax-exempts, opportunities to add enhanced yield have been limited. However, we would anticipate that a softening in the U.S. economy could lead to more opportunities in the future. In view of the declining interest rate environment and the impending retirement of many of the Fund's original security holdings, it is likely that a future adjustment will have to be made to the dividend distribution.

  With income generation being the primary focus, management has elected to maintain an unchanged posture with respect to the Fund's duration. Duration has been maintained at approximately five years. This is considerably shorter than the benchmark indices. This duration positioning has worked successfully in terms of total return* measurement whenever interest rates were flat or rising. During the market' s upswing this past year, the Fund did not capture as much price appreciation as more aggressively structured funds, that is, those with
longer    durations.

  While no one can determine when this period of market turbulence will end, we continue to focus on maximizing the Fund's distribution of tax-free income. We trust that this philosophy is in keeping with your investment objectives.

               Very Truly Yours,


               [Richard J. Moynihan signature logo]



               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share .

**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.



DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

SELECTED INFORMATION                           SEPTEMBER 30, 1998 (UNAUDITED)

Market Price per share September 30, 1998. . . .      $911_16

Shares Outstanding September 30, 1998. . . . . .   20,344,173

American Stock Exchange Ticker Symbol. . . . . .          DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)

                                                             Fiscal Year Ended September 30, 1998

                           _________________________________________________________________________________________________

                            Quarter                      Quarter                       Quarter                   Quarter

                             Ended                        Ended                         Ended                     Ended

                       December 31, 1997             March 31, 1998                 June 30, 1998          September 30, 1998

                      __________________            ______________                 _____________          ___________________

High                        $10 3_4                     $10 15_16                       $9 11_16                      $9 3_4

Low                         10 3_16                        9 7_16                        8 15_16                       9 1_2

Close                       10 9_16                        9 7_16                          9 1_2                     9 11_16

PERCENTAGE GAIN (LOSS) based on change in Market Price*

October 24, 1988 (commencement of operations)through September 30, 1998                      95.16%

October 1, 1993 through September 30, 1998 . . . . . . . . .                                 26.85

October 1, 1997 through September 30, 1998 . . . . . . . . .                                  (.69)

January 1, 1998 through September 30, 1998 . . . . . . . . .                                 (4.03)

April 1, 1998 through September 30, 1998 . . . . . . . . . .                                 5.79

July 1, 1998 through September 30, 1998. . . . . . . . . . .                                 3.50

NET ASSET VALUE PER SHARE

             October 24, 1988 (commencement of operations) . . . . . . . . . . .            $9.26

             September 30, 1997  . . . . . . . . . . . . . . . . . . . . . . . .             9.55

             December 31, 1997 . . . . . . . . . . . . . . . . . . . . . . . . .             9.61

             March 31, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . .             9.71

             June 30, 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . .             9.66

             September 30, 1998  . . . . . . . . . . . . . . . . . . . . . . . .             9.71

PERCENTAGE GAIN based on change in Net Asset Value*

October 24, 1988 (commencement of operations) through September 30, 1998                   111.25%

October 1, 1993 through September 30, 1998 . . . . . . . . .                                30.80

October 1, 1997 through September 30, 1998 . . . . . . . . .                                 8.14

January 1, 1998 through September 30, 1998 . . . . . . . . .                                 5.72

April 1, 1998 through September 30, 1998 . . . . . . . . .                                   3.06

July 1, 1998 through September 30, 1998. . . . . . . . . . .                                 2.02

*  With dividends reinvested.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

                                                                                                    Principal

Long-Term Municipal Investments--97.5%                                                               Amount           Value
-------------------------------------------------------                                          _____________    _____________

Alabama--1.4%

Courtland Industrial Development Board, SWDR

  (Champion International Corp. Project) 6.50%, 9/1/2025 . . . . . . . . . . . . . . . . .     $    2,500,000    $    2,719,475

Arizona--1.4%

Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center
Inc.)

  8.70%, 9/1/2019  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,760,100

California--4.6%

California Housing Finance Agency, MFHR

  6.05%, 8/1/2038 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,651,625

Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue

  Zero Coupon, 1/1/2019  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000         6,465,420

Colorado--5.0%

City and County of Denver, Airport Revenue:

  8.25%, 11/15/2012 (Prerefunded 11/15/2000) (a) . . . . . . . . . . . . . . . . . . . . .            560,000           622,765

  8.25%, 11/15/2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,940,000         6,535,723

  (Special Facilities-United Airlines Inc. Project) 6.875%, 10/1/2032  . . . . . . . . . .          2,480,000         2,696,950

Florida--8.7%

Orange County Health Facilities Authority, Revenue

 (Health Facility-Mental Health Services)

  9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . . .          4,665,000         5,189,066

Palm Beach County, Solid Waste IDR:

 (Okeelanta Power Limited Partnership Project)

    6.85%, 2/15/2021 (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,950,000         5,560,000

  (Osceola Power Limited Partnership Project)

    6.95%, 1/1/2022 (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,700,000         2,133,000

Pinellas County Housing Finance Authority, SFMR (Multi-County Program)

  6.70%, 2/1/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,990,000         4,315,065

Georgia--4.0%

Private Colleges and Universities Facilities Authority, Revenue,

 Refunding (Clark Atlanta University Project)

  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a) . . . . . . . . . . . . . . . . . . . . . . .          6,505,000         7,875,083

Illinois--13.4%

Chicago-O'Hare International Airport, Special Facility Revenue:

 (American Airlines Inc. Project):

    7.875%, 11/1/2025  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,167,220

    Refunding 8.20%, 12/1/2024 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,200,480

  (United Airlines Inc. Project):

    8.40%, 5/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,865,000         8,278,856

    8.50%, 5/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,156,680

Illinois Development Finance Authority, Revenue

 (Community Rehabilitation Providers Facilities Acquisition Program):

    8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a) . . . . . . . . . . . . . . . . . . . . . .          1,700,000         1,771,519

    8.75%, 3/1/2010  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            215,000           222,738

    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . .          3,290,000         3,639,365

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                    Principal

Long-Term Municipal Investments (continued}                                                          Amount           Value
-------------------------------------------------------                                          _____________    _____________

Illinois (continued)

Illinois Development Finance Authority, Revenue (continued):

 (Community Rehabilitation Providers Facilities Acquisition Program) (continued)
:

    8.50%, 9/1/2010  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,710,000    $    1,828,400

    5.50%, 7/1/2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,076,800

    5.70%, 7/1/2019  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,150,000         2,207,835

Indiana--3.0%

Fishers Economic Development, First Mortgage Revenue

  (United Student Aid Funds Inc. Project) 8.375%, 9/1/2014 . . . . . . . . . . . . . . . .          5,700,000         5,827,737

Kentucky--2.0%

Perry County, SWDR (TJ International Project)

  7%, 6/1/2024 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,896,305

Massachusetts--3.2%

Massachusetts Industrial Finance Agency, Revenue

  (Water Treatment-American Hingham) 6.95%, 12/1/2035  . . . . . . . . . . . . . . . . . .          5,640,000         6,325,429

Michigan--7.7%

Michigan Hospital Finance Authority, HR,

 Refunding (Genesys Health System Obligated Group)

  8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a)  . . . . . . . . . . . . . . . . . . . . .          7,670,000         9,726,327

Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)

  7.50%, 1/1/2021  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,467,150

Nevada--5.0%

Clark County, IDR:

  Refunding (Nevada Power Co. Project) 5.90%, 10/1/2030  . . . . . . . . . . . . . . . . .          4,000,000         4,101,600

  (Southwest Gas Corp.):

    7.50%, 9/1/2032  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,335,940

    6.50%, 12/1/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,300,000         2,469,096

New Hampshire--4.1%

New Hampshire Industrial Development Authority, PCR

  (Public Service Co. Project) 7.65%, 5/1/2021 . . . . . . . . . . . . . . . . . . . . . .          7,500,000         8,049,375

New York--4.6%

New York City 8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a) . . . . . . . . . . . . . . .          3,000,000         3,446,010

New York City Industrial Development Agency, Special Facility Revenue

  (American Airlines Inc. Project) 7.75%, 7/1/2019 . . . . . . . . . . . . . . . . . . . .          3,390,000         3,489,869

New York State Mortgage Agency, Revenue, Homeowner Mortgage

  6.05%, 4/1/2026  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,995,000         2,156,276

North Dakota--.4%

North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012. . . . . . . . . . . . . . . . .            707,400           736,877

Pennsylvania--3.0%

Lancaster County Hospital Authority, Revenue

 (Health Center-United Church of Christ Homes Inc.)

  9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)  . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,149,960

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                    Principal

Long-Term Municipal Investments (continued}                                                          Amount           Value
-------------------------------------------------------                                          _____________    _____________


Pennsylvania (continued)

Pennsylvania Economic Development Financing Authority, RRR

  (Northampton Generating Project) 6.60%, 1/1/2019 . . . . . . . . . . . . . . . . . . . .     $    3,500,000    $    3,770,760

South Carolina--1.1%

Piedmont Municipal Power Agency, Electric Revenue, Refunding

  6.55%, 1/1/2016  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,075,000         2,078,797

Texas--13.0%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project) 7.50%, 12/1/2029  . . . . . . . . . . . . . . . . . . .          2,375,000         2,560,013

Austin, Convention Center Revenue

  8.25%, 11/15/2014 (Prerefunded 11/15/1999) (a) . . . . . . . . . . . . . . . . . . . . .          5,275,000         5,657,227

Bell County Health Facilities Development Corp., Revenue

  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)  . . . . . .          4,730,000         5,257,632

Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue,

 Refunding (Woodlands Medical Center Project)

  8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a) . . . . . . . . . . . . . . . . . . . . . .          4,845,000         5,159,247

Port of Corpus Christi Authority, Nueces County, General Revenue, Refunding

  (Union Pacific) 5.65%, 12/1/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,132,560

Texas Housing Agency, Mortgage Revenue

 (Residential Development):

    8.40%, 7/1/2020  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,230,000         1,277,355

    8.40%, 1/1/2021  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,625,000         1,683,305

Utah--2.1%

Carbon County, SWDR, Refunding (Sunnyside Cogeneration)

  9.25%, 7/1/2018 (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         4,201,400

Washington--1.1%

Public Utility District No. 1 of Pend Orielle County, Electric Revenue

  6.375%, 1/1/2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,246,080

West Virginia--5.2%

Braxton County, SWDR (Weyerhaeuser Co. Project):

  6.50%, 4/1/2025  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,549,400

  5.80%, 6/1/2027  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,450,000         4,753,891

Wisconsin--1.8%

Wisconsin Housing and Economic Development Authority, Home Ownership Revenue

  5.75%, 9/1/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,632,090

Wyoming--1.7%

Sweetwater County, SWDR (FMC Corp. Project)

  7%, 6/1/2024 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,327,090

                                                                                                                  _____________

TOTAL LONG-TERM INVESTMENTS (cost $179,426,994). . . . . . . . . . . . . . . . . . . . . .                         $192,538,963

                                                                                                                  _____________


DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                    Principal

Short-Term  Municipal Investment--.8%                                                                 Amount           Value
-------------------------------------------------------                                          _____________    _____________

Alabama;

McIntosh Industrial Development Board, Enviromental Improvement Revenue,
Refunding

  VRDN (CIBC Specialty) 4.35% (c) (cost $1,600,000)  . . . . . . . . . . . . . . . . . . .     $    1,600,000    $    1,600,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $181,026,994). . . . . . . . . . . . . . . . . . . . . . . . . . .              98.3%      $194,138,963

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.7%   $     3,365,641

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $197,504,604

                                                                                                      _______     _____________

Summary of Abbreviations
-----------------------------------------------------------------------------
HR          Hospital Revenue                                        PCR         Pollution Control Revenue

IDR         Industrial Development Revenue                          RRR         Resources Recovery Revenue

MBIA        Municipal Bond Investors Assurance                      SFMR        Single Family Mortgage Revenue

               Insurance Corporation                                SWDR        Solid Waste Disposal Revenue

MFHR        Multi-Family Housing Revenue                            VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          _________________              ___________________
AAA                                Aaa                               AAA                                    13.6%

AA                                 Aa                                AA                                     4.9

A                                  A                                 A                                      7.9

BBB                                Baa                               BBB                                   41.7

BB                                 Ba                                BB                                     4.1

F1                                 MIG1/P1                           SP1/A1                                  .8

Not Rated (d)                      Not Rated (d)                     Not Rated (d)                         27.0

                                                                                                        _______

                                                                                                          100.0%

                                                                                                        _______

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b)  Non-income producing security; interest payment in default.

(c)Securities payable on demand. Variable interest rate--subject to periodic change.

(d)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $181,026,994      $194,138,963

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            3,570,660

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                4,680

                                                                                                                  _____________

                                                                                                                    197,714,303

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              126,439

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                               18,619

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               64,641

                                                                                                                  _____________

                                                                                                                        209,699

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $197,504,604

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $189,538,409

                                 Accumulated undistributed investment income-net . . . . .                               37,096

                                 Accumulated net realized gain (loss) on investments . . .                           (5,182,870)

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4  . . . . . . . . . . . . . . . .                           13,111,969

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $197,504,604

                                                                                                                  _____________

SHARES OUTSTANDING

(110 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           20,344,173

NET ASSET VALUE per share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                $9.71

                                                                                                                         _____


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $12,859,841

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .      $   1,370,749

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .             69,069

                                 Shareholders' reports . . . . . . . . . . . . . . . . . .             51,929

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             35,129

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             32,000

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             14,301

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             14,170

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             12,946

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            1,600,293

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           11,259,548

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .     $      112,944

                                 Net unrealized appreciation (depreciation) on investments . .      4,039,493

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            4,152,437

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $15,411,985

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended           Year Ended

                                                                                    September 30, 1998    September 30, 1997

                                                                                   __________________     __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  11,259,548        $   12,309,380

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              112,944             1,028,768

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            4,039,493            (1,484,982)

                                                                                        _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .           15,411,985            11,853,166

                                                                                        _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (12,192,007)          (12,954,025)

                                                                                        _____________         _____________

CAPITAL STOCK TRANSACTIONS:

  Dividends reinvested--Note 1(c)  . . . . . . . . . . . . . . . . . . . . . . .              706,813             1,513,339

                                                                                        _____________         _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .            3,926,791               412,480

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          193,577,813           193,165,333

                                                                                        _____________         _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $197,504,604          $193,577,813

                                                                                        _____________         _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .       $       37,096         $     969,555

                                                                                        _____________         _____________

                                                                                          Shares                 Shares

                                                                                        _____________         _____________

CAPITAL SHARE TRANSACTIONS:

Increase in Shares Outstanding as a Result of Dividends Reinvested . . . . . . .               71,263               156,460

                                                                                        _____________         _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                                                       Year Ended September 30,

                                                                      ______________________________________________________

PER SHARE DATA:                                                      1998         1997         1996          1995        1994

                                                                    ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .       $  9.55      $  9.60      $  9.74       $  9.41       $10.45

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .55          .61          .64           .65          .67

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .           .21         (.02)        (.16)          .35         (.93)

                                                                    ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .           .76          .59          .48          1.00         (.26)

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.60)        (.64)        (.62)         (.67)        (.70)

   Dividends from net realized gain on investments . . . . .            --           --           --            --         (.08)

                                                                    ______       ______       ______        ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.60)        (.64)        (.62)         (.67)        (.78)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .       $  9.71      $  9.55      $  9.60       $  9.74      $  9.41

                                                                    ______       ______       ______        ______       ______


   Market value, end of period . . . . . . . . . . . . . . .    $  9 11_16    $  10 3_8    $  9 9_16      $  9 3_8     $  8 7_8

                                                                    ______       ______       ______        ______       ______

TOTAL INVESTMENT RETURN* . . . . . . . . . . . . . . . . . .          (.69%)      15.90%        8.83%        13.48%      (10.77%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .82%         .82%         .83%          .85%         .84%

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          5.75%        6.36%        6.61%         6.86%        6.76%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .          8.84%       10.67%        8.56%        36.09%       14.41%

   Net Assets, end of period (000's Omitted) . . . . . . . .       $197,505     $193,578     $193,165      $195,517    $ 188,730
-----------------------------

*  Calculated based on market value.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

  On September 30, 1998, the Board of Directors declared a cash dividend of $.048 per share from investment income-net, payable on October 28, 1998 to shareholders of record as of the close of business on October 14, 1998.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

  The Fund has an unused capital loss carryover of approximately $5,183,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. If not applied the carryover expires in fiscal 2004.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1998.

  (B) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $37,548 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended September 30, 1998, the Fund was charged $14,301 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998 amounted to $16,929,765 and $16,977,300, respectively.

  At September 30, 1998, accumulated net unrealized appreciation on investments was $13,111,969, consisting of $17,559,188 gross unrealized appreciation and $4,447,219 gross unrealized depreciation.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS MUNICIPAL INCOME, INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Municipal Income, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

November 4, 1998


DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

  Under the Fund' s Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Shareholder") who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent" ), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

  A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

  A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A. c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

  The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1998 as "exempt-interest dividends" (not generally subject to regular
Federal    income    tax)   .

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS MUNICIPAL INCOME, INC.
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED)

  Shareholders voted on the following proposals presented at the annual shareholders' meeting held on May 22, 1998. The description of each proposal and the number of shares voted are as follows:

                                                                                        Shares

                                                                   ___________________________________________________

                                                                            For               Authority Withheld

                                                                     _________________      _______________________
1. To elect three Class II Directors:*

      Whitney I. Gerard  . . . . . . . . . . . . . . . . . . .          15,035,648                  218,824

      Robert R. Glauber  . . . . . . . . . . . . . . . . . . .          15,037,395                  217,077

      Arthur A. Hartman  . . . . . . . . . . . . . . . . . . .          15,010,175                  244,297

                                                                                          Shares

                                                                  ___________________________________________________

                                                                          For               Against           Abstained

                                                                  _________________     ______________     ______________

2. To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund. . . . . . . . . . . . . .        14,892,085             109,356           253,031

*  The terms of these Class II Directors expire in 2001.

YEAR 2000 RISKS (UNAUDITED)

  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                            OFFICERS AND DIRECTORS

                        DREYFUS MUNICIPAL INCOME, INC.

                                200 Park Avenue

                              New York, NY 10166

Directors

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

Officers

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margaret W. Chambers

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President, Assistant Treasurer and Assistant Secretary

    Michael Petrucelli

Vice President, Assistant Treasurer and Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower, III

Vice President and Assistant Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Christopher J. Kelley

Vice President and Assistant Secretary

    Kathleen K. Morrisey

Vice President and Assistant Secretary

    Elba Vasquez

Portfolio Managers

Joseph P. Darcy

A. Paul Disdier

Karen M. Hand

Stephen C. Kris

Richard J. Moynihan

Jill C. Shaffro

Samuel J. Weinstock

Monica S. Wieboldt

Investment Adviser

The Dreyfus Corporation

Custodian

Mellon Bank, N.A.

Counsel

Stroock & Stroock & Lavan LLP

Transfer Agent, Dividend Distribution Agent  and Registrar Mellon Bank, N.A.

Stock Exchange Listing

AMEX Symbol: DMF

Initial SEC Effective Date

10/21/88


The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--National Municipal Bond Funds" every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
--------------------------------------------------------------------------------


Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


DREYFUS MUNICIPAL INCOME, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT,

DIVIDEND DISTRIBUTION AGENT

AND REGISTRAR

Mellon Bank, N.A.

85 Challenger Road

Ridgefield Park, NJ 07660



Printed in U.S.A.                                              856AR989

Municipal

Income, Inc.

Annual Report

September 30, 1998